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NUMBER                U.S. GOLF AND ENTERTAINMENT INC.                 SHARES


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP

THIS CERTIFIES THAT







is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.001 PAR VALUE PER SHARE, OF


                        U.S. GOLF AND ENTERTAINMENT INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented by it are issued and shall be subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation, and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder of this Certificate, by acceptance hereof, assents. In Witness Whereof, the Corporation has caused this certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

      [SEAL]                 Edward Ross                        Chuck Workman

  U.S. GOLF AND                 CHAIRMAN                            SECRETARY
ENTERTAINMENT INC.
     CORPORATE
       SEAL
       1996
     DELAWARE
        *


COUNTERSIGNED AND REGISTERED:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK, N.Y.)
 TRANSFER AGENT AND REGISTRAR

BY________________________
   AUTHORIZED SIGNATURE
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                        U.S. GOLF AND ENTERTAINMENT INC.


   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ANY TRANSFER AGENT.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT -- ..................... Custodian .....................
                          (Cust)                           (Minor)

                      under Uniform Gifts to Minors
                      Act .................................
                                       (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,.......................hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 ...............................................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

 ...............................................................................

 ...............................................................................

 .........................................................................Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 .......................................................................Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated____________________________


                                       ______________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By:___________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.